UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


 ------------------------------------------------------------------------------

                                    FORM 8-K
 ------------------------------------------------------------------------------



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 1999


                            PRIME GROUP REALTY TRUST
             (Exact name of registrant as specified in its charter)



 MARYLAND                              1-13589                  36-4173047
(State or other jurisdiction of    (Commission File          (I.R.S. Employer
incorporation or organization)         Number)              Identification No.)


77 West Wacker Drive, Suite 3900, Chicago, Illinois                60601
    (Address of principal executive offices)                     (Zip Code)



       Registrant's telephone number, including area code: (312) 917-1300.


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On December 13, 1999, Prime Group Realty, L.P. (the "Operating Partnership"), a partnership in which Prime Group Realty Trust (the "Company") owns approximately a 58.6% interest and is the managing general partner, acquired the office property known as IBM Plaza, which contains approximately 1,354,354 square feet of rentable space and is located in the Chicago, Illinois central business, district for investment purposes. The property was purchased from BRE/Wabash L.L.C., an affiliate of Blackstone Real Estate Advisors, an affiliate of a partner in an entity holding common units of the Operating Partnership, which held it for investment purposes. The acquisition cost of $249.2 million was funded by a first mortgage loan of $160 million from Westdeutsche Immobilienbank and cash.

     (a) December 13, 1999 Press Release: On December 13, 1999, Prime Group Realty Trust issued the Press Release attached hereto as Exhibit 99.1. Such Press Release is incorporated herein by reference.

     (b) Exhibits:


         Exhibit
           No.          Description
           ---          -----------
          99.1          Press Release of Prime Group Realty Trust dated
                        December 13, 1999.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The Registrant submits this Form 8-K in order to supply the financial statements and schedules required pursuant to Rule 3-14 of Regulation S-X and the pro forma financial information required pursuant to Article 11 of Regulation S-X with respect to the Registrant's December 13, 1999 acquisition of IBM Plaza (the "Property"), a 1,354,354 square foot office building located in the Chicago central business district, for a total cost of $249.2 million.

a)  Financial statements of the property to be acquired.


                         REPORT OF INDEPENDENT AUDITORS


Board of Trustees
Prime Group Realty Trust

We have audited the accompanying Statement of Revenue and Certain Expenses of IBM Plaza (the Property) for the period from January 1, 1999 through September 30, 1999. The Statement of Revenue and Certain Expenses is the responsibility of the Property's management. Our responsibility is to express an opinion on the Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures made in the Statement of Revenue and Certain Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust as described in Note 2 and is not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, the Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses, described in Note 2, of the Property for the period from January 1, 1999 through September 30, 1999, in conformity with generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Chicago, Illinois
October 29, 1999

                                    IBM PLAZA
                    STATEMENT OF REVENUE AND CERTAIN EXPENSES

                                 (in thousands)
                                                         Period from
                                                       January 1, 1999
                                                           through
                                                     September 30, 1999
                                                 ----------------------------
Revenue:
   Rental                                                     $14,529
   Tenant reimbursements                                       12,583
   Other                                                        1,540
                                                 ----------------------------
Total revenue                                                  28,652

Expenses:
   Cleaning                                                     1,429
   Utilities                                                    2,224
   Other property operating                                     3,930
   Real estate taxes                                            7,050
                                                 ----------------------------
Total expenses                                                 14,633
                                                 ----------------------------
Revenue in excess of certain expenses                         $14,019
                                                 ============================

See accompanying notes.

                                    IBM PLAZA
               NOTES TO STATEMENT OF REVENUE AND CERTAIN EXPENSES



1.  Business

The accompanying Statement of Revenue and Certain Expenses relates to the operations of IBM Plaza, an office building located in the Chicago central business district (the "Property"). As of September 30, 1999, the Property had three tenants which accounted for approximately 70% of rental revenue for the period from January 1, 1999 through September 30, 1999.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The accompanying Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Prime Group Realty Trust. The statement is not representative of the actual operations of the Property for the period presented nor indicative of future operations as certain expenses, primarily depreciation and amortization, which may not be comparable to the expenses expected to be incurred by Prime Group Realty Trust in future operations of the Property, have been excluded.

Revenue and Expense Recognition

Revenue is recognized in the period in which it is earned. Expenses are recognized in the period incurred.

Use of Estimates

The preparation of the Statement of Revenue and Certain Expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and certain expenses during the reporting period. Actual results could differ from these estimates.

3.  Rentals

The Property has lease agreements with lease terms ranging from one year to twenty years. The leases generally provide for tenants to share in increases in operating expenses and real estate taxes in excess of specified base amounts. The total future minimum rentals to be received under such noncancelable operating leases executed through September 30, 1999, exclusive of tenant reimbursements and contingent rentals, are as follows:

                                                            Amount
                                                        (in thousands)
                                                    ------------------------
Period from October 1, 1999
  through December 31, 1999                                $  4,035

Year ended December 31:
   2000                                                      16,135
   2001                                                      18,054
   2002                                                      19,013
   2003                                                      19,322
   2004                                                      19,200
   Thereafter                                                78,686
                                                    ========================
                                                           $174,445
                                                    ========================

4.  Ground Lease

The Property is subject to a ground lease on a portion of land underneath the parking garage. The ground lease provides for quarterly payments of $10,278 through the end of the lease term, April 30, 2019, which may be extended at the option of Prime Group Realty Trust.

5.  Subsequent Event

On December 13, 1999, the Property was acquired by Prime Group Realty Trust for a total cost of approximately $249.2 million.

b) Pro forma financial information.

The unaudited Pro Forma Balance Sheet of Prime Group Realty Trust is presented as if at September 30, 1999, we had purchased the Property for $249.2 million ($45.5 million in land and $203.7 million in building and improvements) with cash of approximately $78.9 million, which was included in restricted cash as of September 30, 1999, and proceeds from a new $160.0 million mortgage note payable. The first mortgage loan bears interest at LIBOR plus 170 basis points, payable monthly, and requires principal payments of $1.6 million and $3.2 million in 2000 and 2001, respectively, with the remaining amount due at maturity, December 13, 2002. In connection with the first mortgage loan, we entered into an interest rate swap agreement that changes the interest rate on the loan to a fixed rate of 8.0% per annum for a period of three years. We incurred fees of approximately $2.4 million related to obtaining the first mortgage loan and swap agreement ($1.8 million for loan fees and $0.6 million for swap fees) that will be deferred and amortized over the life of the corresponding agreements. In addition, we funded $2.5 million in a capital reserve account and assumed liabilities of $9.8 million ($9.2 million related to accrued real estate taxes). No other adjustments of our Balance Sheet as of September 30, 1999 are necessary. The unaudited Pro Forma Consolidated Condensed Statement of Operations for the nine months ended September 30, 1999 are presented as if the above transaction occurred as of January 1, 1999. Our unaudited Pro Forma Consolidated Condensed Financial Statements should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 1998, and our Quarterly Report on Form 10-Q for the quarter ended September 30, 1999. In management's opinion, all adjustments necessary to reflect the transaction have been made.

Our unaudited Pro Forma Consolidated Condensed Financial Statements are not necessarily indicative of what the actual results of operations would have been assuming the acquisition of the Property had occurred at January 1, 1999, nor do they purport to represent our future results of operations.

Basis of Presentation

Our Pro Forma Consolidated Condensed Statements of Operations include our historical operations (for the period from January 1, 1999 through September 30, 1999), the properties acquired in 1999, ("1999 Acquisitions" - for the period from their date of acquisition through September 30, 1999), the properties sold in 1999 ("Sale of Manulife Properties" - for the period from January 1, 1999 through July 14, 1999 - their date of sale) and the sale of the 50% interest in 77 West Wacker Drive ("Sale of Interest in 77 W. Wacker" - for the period from January 1, 1999 through September 30, 1999 - the date of sale). The 1999 Acquisitions column represents the historical operations of the properties prior to our ownership, with interest expense and depreciation expense based upon our ownership of the Properties. The "Sale of the Manulife Properties" and "Sale of Interest in 77 West Wacker" columns represent the elimination of the historical operations of the properties included in our consolidated historical operations. The "Acquisition of IBM Plaza" (for the period from January 1, 1999 through September 30, 1999) represents the historical operations of the property by the previous owner. The "Pro Forma Adjustments" reflect the effect of our new ownership interest in 77 West Wacker Drive and additional operating expenses related to our ownership of IBM Plaza.

                            PRIME GROUP REALTY TRUST
            PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1999
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (Unaudited)



                              Prime                                 Sale of
                              Group                    Sale of      Interest   Acquisition
                             Realty       1999         Manulife     in 77 W.       of
                              Trust    Acquisitions   Properties     Wacker     IBM Plaza     Pro Forma
                               (1)         (2)           (3)           (3)        (4)        Adjustments     As Adjusted
                           -----------------------------------------------------------------------------------------------
Revenue
Rental                        $ 98,806     $4,098      $(4,097)     $(15,903)   $14,529       $       -         $ 97,433
Tenant reimbursements           39,005      1,550         (911)       (9,756)    12,583               -           42,471
Mortgage note interest           4,817          -            -             -          -               -            4,817
Other                            9,159      3,708          (22)         (300)     1,540          (1,290)(5)       12,795
                           -----------------------------------------------------------------------------------------------
Total revenue                  151,787      9,356       (5,030)      (25,959)    28,652          (1,290)         157,516

Expenses
Property operations             33,205      1,523         (253)       (4,503)     7,583               -           37,555
Real estate taxes               26,370      1,035         (944)       (5,561)     7,050               -           27,950
Depreciation and                25,382        820         (759)       (5,933)         -           4,408(6)       23,918
   amortization
Interest                        32,822      1,899         (243)       (7,842)         -           9,600(7)        36,236
Loss on land development
   option                          600          -            -             -          -               -              600
General and administrative       5,472          -            -             -          -               -            5,472
                           -----------------------------------------------------------------------------------------------
Total expenses                 123,851      5,277       (2,199)      (23,839)    14,633          14,008          131,731
                           -----------------------------------------------------------------------------------------------
Income before minority
   interests and                27,936      4,079       (2,831)       (2,120)    14,019         (15,298)          25,785
   extraordinary item
Minority interests              (7,734)         -            -             -          -             881(8)        (6,853)
                           -----------------------------------------------------------------------------------------------

Income before
   extraordinary item           20,202      4,079       (2,831)       (2,120)    14,019         (14,417)          18,932
Extraordinary loss on
   extinguishment of debt,
   net of minority interest       (829)         -            -             -          -             829(9)             -
                           -----------------------------------------------------------------------------------------------
Net income                      19,373      4,079       (2,831)       (2,120)    14,019         (13,588)          18,932
Net income allocated to
   preferred shareholders       (9,067)         -            -             -          -               -           (9,067)
                           ===============================================================================================
Net income (loss)
   available to common        $ 10,306     $4,079      $(2,831)      $(2,120)   $14,019      $  (13,588)        $  9,865
   shareholders
                           ===============================================================================================

Earnings per weighted average common share of basic and diluted:
     Income before
       extraordinary item     $   0.73                                                       $    (0.08)(10)        0.65
     Extraordinary item          (0.05)                                                            0.05
                           ------------                                                    -----------------------------
                              $   0.68                                                       $    (0.03)        $   0.65
                           ============                                                    =============================

See accompanying notes.

                            PRIME GROUP REALTY TRUST
                 ADJUSTMENTS TO PRO FORMA CONSOLIDATED CONDENSED
          STATEMENTS OF OPERATIONS NINE MONTHS ENDED SEPTEMBER 30, 1999
                                   (Unaudited)


(1) Represents Prime Group Realty Trust's historical operations for the period presented. See our Quarterly Report on Form 10-Q for the period from January 1, 1999 through September 30, 1999.

(2) Represents the historical operations of the properties we purchased in 1999 (1999 Acquisitions) prior to our date of acquisition. The following are the properties we acquired in 1999:


                Property                                     Month Acquired
     ---------------------------------------------------------------------------
     33 West Monroe Street                                       January
     901 Technology Way (i)                                      January
     National City Center                                       February
     300 Craig Place (ii)                                         July
     800-810 Jorie Blvd.                                         August
     43-47 Hintz Road                                           September

     (i) 901 Technology Way was a newly constructed building. Therefore, it had no historical operations to report.

     (ii) 300 Craig Place was purchased and sold on the same day. Therefore, no historical operations are reported.

     The amounts reflected for all revenue line items, property operations and real estate tax expenses represent the historical operations of the previous owners. The amounts reflected for depreciation, amortization and interest expense are based upon our ownership of these properties.

(3) Represents the removal of 100% of the properties' historical operations for the properties under our ownership sold in 1999. The following are the properties sold in 1999:

                                                                      Month
           Property                                                   Sold
     ---------------------------------------------------------------------------

     941-961 Weigel Drive                                              July
     300 Craig Place                                                   July
     306-310 Era Drive                                                 July
     515 Huehl Road/500 Lindberg Road                                  July
     555 Huehl Road                                                    July
     1301 Ridgeview Drive                                              July
     3818 Grandville/1200 Northwestern                                 July
     801 Technology Way                                                July
     901 Technology Way                                                July
     1001 Technology Way                                               July
     77 West Wacker Drive (i)                                        September

     (i) Sold 50% of our common ownership interest and a $66.0 million preferred equity interest in the property. The preferred equity interest receives a 9.5% cumulative preferred return.

(4)  Represents the historical operations of IBM Plaza under the previous owner.

(5) Represents our 50% share of the historical operations of 77 West Wacker Drive under the ownership structure of the newly formed joint venture.

(6) Represents depreciation expense (40 year depreciable life) based upon our ownership of IBM Plaza and amortization expense associated with the new deferred loan fees (approximately 3 years) and the swap agreement (approximately 3 years) incurred in the purchase of IBM Plaza.

                                                          Nine Months Ended
                                                         September 30, 1999
                                                           (in thousands)
                                                        ----------------------
     Depreciation expense                                      $  3,821
     Amortization expense                                           587
                                                        ======================
     Depreciation and amortization expense                        4,408
                                                        ======================

(7) Represents interest expense based upon our ownership of IBM Plaza. The purchase price for IBM Plaza was primarily funded through a $160.0 million mortgage note payable with interest at fixed rate of 8.0% (per the swap agreement).

(8) Represents the adjustment to reflect the minority interests' share of income before minority interest and extraordinary items from the 1999 Acquisitions, sale of Manulife Properties, sale of interest in 77 West Wacker Drive and the acquisition of IBM Plaza.

(9)  Represents the elimination of the extraordinary item.

(10) Earnings per weighted average common share of basic and diluted have been calculated based upon 15,134,434 and 15,198,963 respectively, our weighted average common shares outstanding during the nine months ended September 30, 1999. This represents the number of shares that would have been outstanding at January 1, 1999 had all of the above described transactions occurred.

This current report on Form 8-K contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. When used in this report, the words "believes," "expects," "anticipates," "estimates," "projects," and similar words and expressions are generally intended to identify forward-looking statements. Statements that describe our future strategic plans, goals, objectives or expectations are also forward-looking statements. Readers of this report are cautioned that any forward-looking statements, including those regarding the intent, belief, or current expectations of our company or management, are not guarantees of future performance, results or events and involve risks and uncertainties, and that actual results and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to (i) general economic conditions in the markets in which we operate, (ii) competitive pressures within the industry and/or the markets in which we operate, (iii) the effect of future legislation or regulatory changes on our operations and (iv) other factors described from time to time in our filings with the Securities and Exchange Commission. The forward-looking statements included in this report are made only as of the date hereof. We undertake no obligation to update such forward-looking statements to reflect subsequent events or circumstances.

c)  Exhibits.

          Exhibit
          Number             Description
     -------------------   -------------------
             23             Consent of Independent Auditors


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             PRIME GROUP REALTY TRUST
                                             ----------------------------------

                                             Registrant


Date:  December 23, 1999                     By:    /s/ W. Michael Karnes
                                                    William M. Karnes
                                                    Executive Vice President and
                                                    Chief Financial Officer